                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2003

                         Internet Security Systems, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-23655
                                     -------
                            (Commission File Number)


                                   58-2362189
                                   ----------
                      (IRS Employer Identification Number)


                   6303 Barfield Road, Atlanta, Georgia 30328
                   ------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (404) 236-2600


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 9.  Regulation FD Disclosure

         On July 16, 2003, Internet Security Systems, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended June 30, 2003 and providing its Business Outlook for the quarter ending September 30, 2003 and fiscal year ending December 31, 2003. A copy of this press release is attached as Exhibit 99.1. The information contained in this report on Form 8-K is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Item 12 under Item 9 of Form 8-K as directed by the Commission in Release No. 34-47583.

         Attached to this report on Form 8-K as Exhibit 99.2 is supplemental financial data expected to be mentioned during the Company's earnings call scheduled for 4:30 p.m. Eastern time, July 16, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  July 16, 2003.

                                           INTERNET SECURITY SYSTEMS, INC.


                                           By:  Richard Macchia
                                                ---------------------------
                                                Richard Macchia
                                                Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit Number and Description


99.1       Press Release issued July 16, 2003
99.2       Supplemental Financial Data


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